UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 20, 2002.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IN A TRANSACTION OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C), THERE MUST BE FURNISHED TO THE CORPORATION A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGULATION REQUIREMENTS OF ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA AND, IN CONNECTION WITH ANY SALE OF SUCH SECURITIES PURSUANT TO THE FOREGOING CLAUSE (B) AT A TIME WHEN THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE U.S. SECURITIES ACT, THE LEGEND MAY BE REMOVED BY PROVIDING A DECLARATION TO THE CORPORATION'S TRANSFER AGENT IN SUCH FORM AS THE CORPORATION MAY REASONABLY PRESCRIBE, TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

                  BROKER WARRANTS TO PURCHASE COMMON SHARES OF

                         SPECTRUM SIGNAL PROCESSING INC.
                  (EXISTING UNDER THE LAWS OF BRITISH COLUMBIA)

                                   VOID AFTER
                                 AUGUST 19, 2003

         THIS CERTIFIES that, for value received, ___________ (the "Holder"), is the registered holder of ______ broker warrants (the "Broker Warrants") each of which entitle the holder, subject to the terms and conditions set forth in this Broker Warrant Certificate, to purchase from Spectrum Signal Processing Inc. (the "Corporation"), one common share of the Corporation (a "Share"), at any time until 5:00 p.m. (Vancouver time) on August 19, 2003 (the "Time of Expiry") on payment of $3.14 per Share (the "Exercise Price"). The number of Shares which the Holder is entitled to acquire upon exercise of the Broker Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

1.     Exercise of Broker Warrants

      (a) Election to Purchase. The rights evidenced by this certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an Election to Purchase in substantially the form attached hereto as Schedule 1, properly completed and executed, together with payment by certified cheque or bank draft of the Exercise Price for the number of Shares specified in the Election to Purchase at the office of the Corporation at One Spectrum Court, 200-2700 Production Way, Burnaby, British Columbia V5A 4X1, or such other address in Canada as may be notified in writing by the Corporation (the "Corporation Office"). The election to purchase must be executed outside the United States. In the event that the rights evidenced by this certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Shares issuable on the exercise of the Broker Warrants so exercised, issue to the Holder a Broker Warrant Certificate on identical terms in respect of that number of Shares in respect of which the Holder has not exercised the rights evidenced by this certificate.

      (b) Exercise. The Corporation shall, within three business days after receiving a duly executed Election to Purchase and the Exercise Price for the number of Shares specified in the Election to Purchase (the "Exercise Date"), issue that number of Shares specified in the Election to Purchase.

      (c) Share Certificates. As promptly as practicable after the Exercise Date, the Corporation shall issue and deliver to the Holder, registered in such name or names as the Holder may direct or if no such direction has been given, in the name of the Holder, a certificate or certificates for the number of Shares specified in the Election to Purchase. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Broker Warrants which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Shares shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares represented thereby.

      (d) Fractional Shares. No fractional Shares shall be issued upon exercise of any Broker Warrant and no payments or adjustment shall be made upon any exercise on account of any cash dividends on the Shares issued upon such exercise.

      (e)   Corporate Changes.

            (i) Subject to paragraph 1(e)(ii) hereof, if, after June 19, 2002 and prior to the Time of Expiry, the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Corporation is the surviving entity, the number of Broker Warrants evidenced by this certificate shall be adjusted so that the holder hereof shall be entitled to acquire the same number and type of securities to which the holder of that number of Shares of the Corporation subject to the unexercised Broker Warrants would have been entitled by reason of such reorganization, merger, dissolution or sale of all or substantially all of its assets (the "Event"), and the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Event by the number of Shares subject to the unexercised Broker Warrants immediately prior to the Event, and dividing the product thereof by the number of securities to which the holder of that number of Shares subject to the unexercised Broker Warrants would have been entitled to by reason of such Event.

            (ii) If the Corporation is unable to deliver securities to the Holder pursuant to the proper exercise of a Broker Warrant, the Corporation may satisfy such obligations to the Holder hereunder by paying to the Holder in cash the difference between the Exercise Price of all unexercised Broker Warrants granted hereunder and the Fair Market Value of the securities to which the Holder would be entitled to upon exercise of all unexercised Broker Warrants. Adjustments under this subparagraph (e) or (subject to subparagraph (o)) any determinations as to the Fair Market Value of any securities shall be made by the board of directors of the Corporation, or any committee thereof specifically designated by the board of directors to be responsible therefor, and any reasonable determination made by such board or committee thereof shall be binding and conclusive, subject only to any disputes being resolved by the Corporation's auditors, whose determination shall be binding and conclusive.

      (f)   Subdivision or Consolidation of Shares.

            (i) In the event that, after June 19, 2002 and prior to the Time of Expiry, the Corporation shall subdivide its outstanding common shares ("Common Shares") into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Corporation shall be consolidated into a smaller number of shares, the Exercise Price in effect immediately prior to such consolidation shall be proportionately increased.

            (ii) Upon each adjustment of the Exercise Price as provided in paragraph 1(f)(i) above, the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest tenth of a Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

      (g) Change or Reclassification of Shares. In the event that, after June 19, 2002 and prior to the Time of Expiry, the Corporation shall change or reclassify its outstanding Common Shares into a different class of securities, the rights evidenced by the Broker Warrants shall be adjusted as follows so as to apply to the successor class of securities:

            (i) the number of the successor class of securities which the Holder shall be entitled to acquire as part of the Shares shall be that number of the successor class of securities which a holder of that number of Shares subject to the unexercised Broker Warrants immediately prior to the change or reclassification would have been entitled to by reason of such change or reclassification; and

            (ii) the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the change or reclassification by the number of Shares subject to the unexercised Broker Warrants immediately prior to the change or reclassification, and dividing the product thereof by the number of shares determined in paragraph 1(g)(i) hereof.

      (h) Offering to Shareholders. If and whenever at any time after June 19, 2002 and prior to the Time of Expiry, the Corporation shall fix a record date or if a date of entitlement to receive is otherwise established (any such date being hereinafter referred to in this subsection 1(h) as the "record date") for the issuance of rights, options or warrants to all or substantially all the holders or the outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Fair Market Value (as hereinafter defined) on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate subscription or purchase price of the total number of additional Common Shares offered for subscription or purchase or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so offered by such Fair Market Value, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares or conversion or exchange rights contained in convertible or exchangeable securities actually issued upon the exercise of such rights or warrants, as the case may be.

            (i) Carry Over of Adjustments. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

            (j) Notice of Adjustment. Upon any adjustment of the number of Shares and upon any adjustment of the Exercise Price, then and in each such case the Corporation shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Shares or other securities subject to the unexercised Broker Warrants resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder there shall be transmitted promptly to the Holder a statement of the firm of independent chartered accountants retained to audit the financial statements of the Corporation to the effect that such firm concurs in the Corporation's calculation of the change.

            (k) Other Notices. In case at any time after June 19, 2002 and prior to the Time of Expiry:

                  (i) the Corporation shall declare any dividend upon its Common Shares payable in Shares;

                  (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of any class or other rights;

                  (iii) there   shall   be   any   capital   reorganization   or
                        reclassification of the capital stock of the Corporation, or consolidation, amalgamation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

                  then, in any one or more of such cases, the Corporation shall give to the Holder (A) at least 10 days' prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and
                  (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

            (l) Shares to be Reserved. The Corporation will at all times keep available, and reserve if necessary under Canadian law, out of its authorized Common Shares, solely for the purpose of issue upon the exercise of the Broker Warrants, such number of Shares as shall then be issuable upon the exercise of the Broker Warrants. The Corporation covenants and agrees that all Shares which shall be so issuable will, upon issuance, be duly authorized and issued as fully paid and non-assessable. The Corporation will take all such actions as may be necessary to ensure that all such Shares may be so issued without violation of any applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which the Common Shares are qualified for unlisted trading privileges. The Corporation will take all such actions are within its power to ensure that all such Shares may be so issued without violation of any applicable law.

            (m) Issue Tax. The issuance of certificates for Shares upon the exercise of Broker Warrants shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

            (n) Listing. The Corporation will, at its expense and as expeditiously as possible, use its reasonable commercial efforts to cause all Shares issuable upon the exercise of the Broker Warrants to be duly listed on the Toronto Stock Exchange upon which Common Shares are on the Exercise Date then listed prior to the issuance of such Shares.

            (o) Fair Market Value. For the purposes of any computation hereunder, the "Fair Market Value" at any date shall be the weighted average sale price per share for the Common Shares of the Corporation for the 20 consecutive trading days immediately before such date on the stock exchange on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the shares or any other security in respect of which a determination of Fair Market Value is being made are not listed on any stock exchange, the Fair Market Value shall be determined by the directors, which determination shall be conclusive. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

2.       Replacement.

         Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Broker Warrant Certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Broker Warrant Certificate), the Corporation will issue to the Holder a replacement certificate (containing the same terms and conditions as this Broker Warrant Certificate).

3.       Expiry Date.

         The Broker Warrants shall expire and all rights to purchase Shares hereunder shall cease and become null and void at 5:00 p.m. (Vancouver time) on August 19 , 2003.

4.       Covenant.

         So long as any Broker Warrants remain outstanding the Corporation covenants that it shall do or cause to be done all things necessary to maintain its status as a reporting issuer not in default in the Offering Jurisdictions.

5.       U.S. Securities Laws

         The holder:

            (a) acknowledges that the Shares issuable upon the exercise of this Broker Warrant have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state of the United States and may be offered and sold only outside the United States pursuant to Regulation S under the 1933 Act ("Regulation S") or in the United States in transactions exempt from such registration;

            (b) agrees that to the extent required by the 1933 Act or state securities laws: (i) such Shares may be subject to a "distribution compliance period" imposed by Regulation S or a holding period imposed upon "restricted securities" under the 1933 Act or by applicable state law; and (ii) stop transfer orders may be placed on such Shares and the certificates therefor may bear legends restricting their transfer.

6.       Inability to Deliver Shares.

         If for any reason, other than the failure or default of the Holder, the Corporation is unable to issue and deliver the Shares or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Shares covered by this Broker Warrant Certificate, the Corporation may pay, at its option and in complete satisfaction of its obligations hereunder, to the Holder, in cash, an amount equal to the difference between the Exercise Price and the Fair Market Value of such Shares or other securities on the Exercise Date.

7.       Defined Terms.

         All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the underwriting agreement dated as of June 19, 2002 between the Corporation and Sprott Securities Inc., Raymond James Ltd. and Griffiths McBurney & Partners.

8.       Governing Law

         The laws of the Province of British Columbia and the laws of Canada applicable therein shall govern the Broker Warrants.

9.       Successors

This Broker Warrant Certificate shall enure to the benefit of the Holder and its successors or assigns and shall be binding on the Corporation and its respective successors.

         IN WITNESS WHEREOF the Corporation has caused this Broker Warrant Certificate to be signed by a duly authorized officers.

         DATED as of ________________, 2002.

                                        SPECTRUM SIGNAL PROCESSING INC.



                                        Per:________________________________
                                              Authorized Signing Officer

                                  SCHEDULE "1"

                              ELECTION TO EXERCISE

       The undersigned hereby irrevocably elects to exercise the number of Broker Warrants of Spectrum Signal Processing Inc. set out below for the number of Shares (or other property or securities subject thereto) as set forth below:

    (a)  Number of Broker Warrants to be Exercised:                ____________

    (b)  Number of Shares to be Acquired:                          ____________

    (c)  Exercise Price per Share:                                $____________

    (d)  Aggregate Purchase Price [(b) multiplied by (c)]         $____________

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Shares to be registered and a certificate therefor to be issued as directed below.

The undersigned represents that:

                             [PLEASE CHECK ONE BOX]

|_| It is not a U.S. person (as defined in Regulation S under the United States Securities Act of 1933, as amended), is acquiring the Units for its own account and not for the account or benefit of a U.S. person and has executed and delivered this Election outside the United States.

|_| Accompanying this Election is a Representation Letter in the form attached as Exhibit 1 to the Broker Warrant Certificate.

This Election has been executed and delivered in Canada.


         DATED this ______ day of ____________, 200__ .

                                  [NAME OF HOLDER]

                                  Per:________________________________

                                  ------------------------------------

                                  Name of Registered Holder:

                                  ------------------------------------

                                  Address of Registered Holder:
                                  ------------------------------------

                                  ____________________________________

                                    EXHIBIT 1
                              REPRESENTATION LETTER

Spectrum Signal Processing Inc.
One Spectrum Court
200 - 2700 Production Way
Burnaby, British Columbia
V5A 4X1

Ladies and Gentlemen:

         In connection with the purchase by the undersigned on this date of common shares (the "Securities") of Spectrum Signal Processing Inc. (the "Company"), the undersigned hereby confirms to you that:

1.       The undersigned:

            (a) is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the United States Securities Act of 1933, as amended (the "Securities Act") because it is a broker-dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; and

            (b) is purchasing the Securities for its own account and not with a view to resale, distribution or other disposition in a manner that would violate the registration requirements of the Securities Act.

2. It acknowledges that neither the Securities nor any interest therein has been or will be registered under the Securities Act or the securities laws of any State or other political subdivision of the United States.

3. It further acknowledges and agrees that, because the Securities have not been registered under the Securities Act and are being offered and sold in a private offering under the exemption afforded by Section 4(2) of the Securities Act, the Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and cannot be reoffered or resold unless they are subsequently registered under the Securities Act or an exemption from registration thereunder is available, and that it will continue to bear the economic risk of its investment in the Shares for an indefinite period of time.

4. It agrees that it will not re-offer, resell, pledge, hypothecate or otherwise transfer or dispose of the Securities (or securities that may be received in replacement thereof or in exchange therefore) except:

            (a) pursuant to an effective registration statement under the Securities Act;

            (b) in a transaction outside the United States meeting the requirements of Rule 904 of Regulation S under the Securities Act; or

            (c) in a transaction exempt from registration under the Securities Act and, in each case in compliance with any applicable state securities ("blue sky") laws.

         It agrees that in connection with any transaction pursuant to the foregoing clause (c), it will furnish to the Company a written opinion of counsel acceptable to the Company to the effect that such offer, sale, pledge, hypothecation, transfer or disposition is in compliance with the registration requirements of all applicable United States federal and state securities laws. It acknowledges and agrees that each certificate for the Securities (and any certificate issued in replacement therefore) shall bear a restrictive legend in substantially the following form and that an appropriate stop transfer order implementing the same shall be lodged with the transfer agent:

          "The securities represented hereby have not been and will not be registered under the united states securities act of 1933, as amended (the "u.s. securities act"). These securities may be offered, sold, pledged or otherwise transferred only (a) to the corporation, (b) in a transaction outside the united states in compliance with rule 904 of regulation s under the u.s. securities act, or (c) in a transaction exempt from the registration requirements under the u.s. securities act and any applicable state securities laws. in connection with any transfer pursuant to the foregoing clause (c), there must be furnished to the corporation a written opinion of counsel reasonably acceptable to the corporation to the effect that such transfer is exempt from the regulation requirements of all applicable united states federal and state securities laws. delivery of this certificate may not constitute "good delivery" in settlement of transactions on stock exchanges in canada and, in connection with any sale of such securities pursuant to the foregoing clause (b) at a time when the corporation is a "foreign issuer" as defined in rule 902 under the u.s. securities act, the legend may be removed by providing a declaration to the corporation's transfer agent in such form as the corporation may reasonably prescribe, to the effect that the sale of the securities is being made in compliance with rule 904 of regulation s under the u.s.
          securities act."


5. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities. It acknowledges that it has had access to such information concerning the Company as it has deemed necessary to make an informed decision to purchase Securities, and has been afforded the opportunity to ask questions and receive satisfactory answers from representatives of the Company regarding the Company and the terms and conditions relating to investment in the Company, and all such questions have been answered to its full satisfaction.


                                                              Very truly yours,